                                The Munder Funds
                        Amendment Dated October 15, 2002
                      to Prospectus Dated October 31, 2001
                           Class A, B and C Shares of:

             Munder Cash Investment Fund, Munder Money Market Fund,
    Munder Tax-Free Money Market Fund, Munder U.S. Treasury Money Market Fund



Effective immediately, the Munder Cash Investment Fund will begin offering Class B and Class C shares. This supplement should be read in conjunction with the prospectus dated October 31, 2001 ("Prospectus") which contains all other information for the Cash Investment Fund. Please retain this supplement for future reference.

                               RISK/RETURN SUMMARY

Performance - Cash Investment Fund


The section entitled RISK/RETURN SUMMARY-Performance located on page 3 of the Prospectus is hereby deleted and replaced with the following:

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns over different calendar periods.


The annual returns in the bar chart are for the Fund's Class A shares. Although the Class B and Class C shares have not yet commenced operations, performance of the Class B and Class C shares, net of applicable sales charges and distribution fees would have been similar for the periods shown, because the shares would have been invested in the same portfolio of securities and would have had the same portfolio management. Because of different fees and expenses for each class, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.

Cash Investment Fund Class A
Total Return (%)

(per calendar year)

1993     2.71
1994     3.55
1995     5.32
1996     4.76
1997     4.93
1998     4.93
1999     4.57
2000     5.77
2001     3.56

Year-to-date through September 30, 2002: 1.04%

Best Quarter:              Q3  2000      1.50%
Worst Quarter:             Q4  2001      0.48%

     Average Annual Total Return
     (for the periods ended December 31, 2001)


                                                                       1 Year      5 Years          Since
                                                                          %           %          Inception %
     Class A .........................................................  3.56         4.76           4.44/(1)/
     Class B/(2)/ ....................................................   N/A          N/A            N/A
     Class C/(2)/ ....................................................   N/A          N/A            N/A
     (1) The inception date for Class A shares is 12/1/92.
     (2) The Class B and Class C shares had not yet commenced operations as of the date of this Prospectus.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

Fees and Expenses - Cash Investment Fund


The section entitled RISK/RETURN SUMMARY-Fees and Expenses-Cash Investment Fund located on page 4 of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses - Cash Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                                         Class A     Class B     Class C
  Shareholder Fees (fees paid directly from your investment)                              Shares      Shares      Shares
                                                                                        ----------- ----------- -----------
  Maximum Sales Charge (Load) Imposed on Purchases (as a % of
    offering price) ...................................................................... None        None        None
  Maximum Deferred Sales Charge (Load) (as a % of the lesser of
    original purchase price or redemption proceeds) ...................................... None/(a)/     5%/(b)/     1%/(c)/
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends ............................ None        None        None
  Redemption Fees ........................................................................ None        None        None
  Exchange Fees .......................................................................... None        None        None

                                                                                          Class A     Class B     Class C
  Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of      Shares      Shares      Shares
  net assets                                                                                %           %           %
                                                                                        ----------- ----------- -----------
  Management Fees .......................................................................  0.35        0.35        0.35
  Distribution and/or Service (12b-1) Fees ..............................................  0.25        1.00        1.00
  Other Expenses ........................................................................  0.16        0.16(d)     0.16(d)
                                                                                           ----        ----        ----
  Total Annual Fund Operating Expenses ..................................................  0.16        1.51(d)     1.51(d)
                                                                                           ====        ====        ====
   ------------------------------------------------------------------------------------------------------------------------

(a) A contingent deferred sales charge ("CDSC") is a one-time fee charged at the time of redemption. Effective October 31, 2002, if you redeem Class A shares of the Fund that were acquired through an exchange from another Munder Fund or Funds that you purchased as a part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
(b)  The CDSC payable upon redemption of Class B shares declines over time.
(c) The CDSC applies to redemptions of Class C shares within one year of purchase.
(d) Other Expenses and Total Annual Fund Operating Expenses for Class B and Class C Shares are based on the expenses for Class A Shares during the prior fiscal year.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Class A           Class B           Class B          Class C           Class C
                                       Shares            Shares*           Shares**         Shares*           Shares**
                                       ------            -------           --------         -------           --------
1 Year ............................... $78               $654              $154             $254              $154
3 Years .............................. $243              $777              $477             $477              $477
5 Years .............................. $422              $1,024            $824             $824              $824
10 Years ............................. $942              $1,599***         $1,599***        $1,802            $1,802
-----------------------------------------------------------------------------------------------------------------------

*Assumes you sold your shares at the end of the time period.
**Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

                                YOUR INVESTMENT

The second paragraph of the section entitled YOUR INVESTMENT-Purchasing Shares-Purchase Price of Shares located on page 17 of the Prospectus is hereby deleted and replaced with the following:

     Class B and Class C shares of the Money Market Fund and the Cash Investment Fund are sold at the NAV next determined after a purchase order is received in proper form.

The second paragraph and first bullet point of the section entitled YOUR INVESTMENT-Purchasing Shares-Methods for Purchasing Shares located on page 17 of the Prospectus are hereby deleted and replaced with the following:

     You may purchase Class A, B or C shares of the Cash Investment Fund and Class A shares of the Tax-Free Money Market Fund and U.S. Treasury Money Market Fund:

     . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.

The second, third and fifth bullet points of the section entitled YOUR INVESTMENT-Exchanging Shares-Policies for Exchanging Shares located on page 18 of the Prospectus are hereby deleted and replaced with the following, respectively:

     . You may exchange Class C shares of the Money Market Fund or the Cash Investment Fund for Class C or Class II shares of other Munder Funds, based on their relative NAVs.

     . You may exchange Class A shares of the Tax-Free Money Market Fund and U.S. Treasury Money Market Fund for Class A, Class B or Class C shares of other Munder Funds, based on their relative NAVs.

     . Class B and C shares of the Money Market Fund and the Cash Investment Fund will continue to age from the date of original purchase and will retain the same CDSC rate as they had before the exchange.

                            DISTRIBUTION ARRANGEMENTS


The first paragraph of the section entitled DISTRIBUTION ARRANGEMENTS-Share Class Selection located on page 22 of the Prospectus is hereby deleted and replaced with the following:


     The Money Market Fund and Cash Investment Fund offer Class A, Class B and Class C shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.


The first bullet point of the section entitled DISTRIBUTION ARRANGEMENTS-Share Class Selection-Class A Shares located on page 22 of the Prospectus is hereby deleted and replaced with the following:


     . Although there is no front end sales charge on the Money Market Fund or the Cash Investment Fund, other Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these charges.


The fourth bullet point of the section entitled DISTRIBUTION ARRANGEMENTS-Share Class Selection-Class B Shares located on page 22 of the Prospectus is hereby deleted and replaced with the following:


     . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Money Market Fund before November 8, 2000 or if you acquired Class B shares of the Money Market Fund or Cash Investment Fund by exchanging shares of another Munder Fund that you purchased before November 8, 2000, your shares will convert automatically six years after the date of the original purchase.


The section entitled DISTRIBUTION ARRANGEMENTS-CDSC located on pages 22 and 23 of the Prospectus is hereby deleted, except for the last two paragraphs of that section, and replaced with the following:


     You pay a CDSC when you redeem:


     . Class A shares of the Money Market Fund that were acquired through the exchange of Class A shares of another Munder Fund purchased within one year of redemption as part of an investment of $1 million or more;

     . Class A shares of the Cash Investment Fund that were acquired after October 31, 2002 through the exchange of Class A shares of another Munder Fund purchased within one year of redemption as part of an investment of $1 million or more;


     . Class B shares of the Money Market Fund or the Cash Investment Fund within six years of buying them; and

     . Class C shares of the Money Market Fund or the Cash Investment Fund within one year of buying them.

     These time periods include the time you held the shares you exchanged to acquire shares of the Money Market Fund or the Cash Investment Fund.

     The CDSC for Class C shares, if applicable, is 1.00%.

     The CDSC schedule for Class B shares of the Money Market Fund and the Cash Investment Fund is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.


     Years Since Purchase                                 CDSC
     --------------------                                 ----

     First .............................................  5.00%
     Second ............................................  4.00%
     Third .............................................  3.00%
     Fourth ............................................  3.00%
     Fifth .............................................  2.00%
     Sixth .............................................  1.00%
     Seventh and thereafter ............................  0.00%


The first paragraph of the section entitled DISTRIBUTION ARRANGEMENTS-CDSC-CDSC Waivers located on page 23 of the Prospectus is hereby deleted and replaced with the following:


     We will waive the CDSC payable upon redemption of Class B shares of the Money Market Fund and the Cash Investment Fund that you purchased for:


The last sentence of the section entitled DISTRIBUTION ARRANGEMENTS-Rule 12b-1 Fees located on page 23 of the Prospectus is hereby deleted and replaced with the following:


     The Money Market Fund and the Cash Investment Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of their shares.

                              FINANCIAL HIGHLIGHTS

The financial highlights for the Cash Investment Fund in the section entitled FINANCIAL HIGHTLIGHTS located on page 28 of the prospectus is hereby deleted and replaced with the following:

The financial highlights table is intended to help shareholders understand the Cash Investment Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Cash Investment Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Cash Investment Fund's financial statements, are included in the annual report of the Cash Investment Fund for Class A shares, and is incorporated by reference into the Statement of Additional Information. You may obtain the annual report and the Statement of Additional Information without charge by calling (800) 438-5789.


                                                                             Cash Investment Fund(s)
                                               -------------------------------------------------------------------
                                                 Year            Year           Year          Year         Year
                                                 Ended           Ended          Ended         Ended        Ended
                                                 6/30/02         6/30/01        6/30/00       6/30/99      6/30/98
                                                 Class A         Class A        Class A       Class A      Class A
                                               -----------       -------        -------       -------      -------
Net asset value, beginning of period.......      $   1.00       $   1.00       $   1.00      $  1.00      $   1.00
                                                 --------       --------       --------      -------      --------

Income from investment operations:
Net investment income......................         0.020          0.052          0.050        0.045         0.049
                                                 --------       --------       --------     --------      --------

Total from investment operations...........         0.020          0.052          0.050        0.045         0.049
                                                 --------       --------       --------     --------      --------

Less distributions:
Dividends from net investment income.......        (0.020)        (0.052)        (0.050)      (0.045)       (0.049)
                                                 --------       --------       --------     --------      --------

Total distributions........................        (0.020)        (0.052)        (0.050)      (0.045)       (0.049)
                                                 --------       --------       --------     --------      --------

Net asset value, end of period.............      $  1.00        $   1.00       $   1.00     $   1.00      $   1.00
                                                 ========       ========       ========     =======       ========

Total Return (b)...........................         0.76%           5.36%          5.13%        4.58%         5.04%
                                                 ========       ========       ========     =======       ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).......      $123,370       $117,222       $122,693     $135,705      $133,663
Ratio of operating expenses to average
net assets.................................          0.76%          0.81%          0.80%        0.78%         0.76%

Ratio of net investment income to average
net assets.................................          1.97%          5.20%          5.01%        4.48%         4.92%

Ratio of operating expenses to average net
assets without expense reimbursed..........          0.76%          0.81%          0.80%        0.78%         0.76%

--------------------------------------------------------------------------------
(a) The Munder Cash Investment Fund Class A Shares commenced operations on December 1, 1992.

(b) Total return represents aggregate total return for the period indicated.

                             The Munder Funds, Inc.
                             The Munder Funds Trust
                       The Munder Framlington Funds Trust
                        Amendment Dated October 15, 2002
          To Statement of Additional Information Dated October 31, 2001


Munder Balanced Fund, Munder Bio(Tech)2 Fund, Munder Future Technology Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Large-Cap Growth Fund, Munder Large-Cap Value Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund, Framlington International Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Money Market Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund

The section entitled MANAGEMENT OF THE FUNDS-TRUSTEES, DIRECTORS AND OFFICERS on page 28 of the Statement of Additional Information dated October 31, 2001 ("SAI") is hereby deleted and replaced with the following:


                             MANAGEMENT OF THE FUNDS

     The Company, the Trust and Framlington are supervised by the Board that is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds' activities.

     Directors/Trustees and Officers. Information about the Directors/Trustees and executive officers of the Company, the Trust and Framlington including their business addresses, ages, principal occupations during the past five years and other directorships of publicly traded companies or funds, are set forth in the table below. A Director/Trustee is deemed to be a "Non-Interested Director/ Trustee" to the extent the Director/Trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, the Trust or Framlington.

                                                                                           Number of
                                                                                           Portfolios in
                                                                                           Fund
                      Position(s)   Term of                                                Complex
Name,                 with MFI,     Office and      Principal Occupation(s)                Overseen         Other
Address               MFT and       Length of       During                                 by Director/     Directorships
and Age               MFR           Time Served     Past 5 Years                           Trustee          Held by Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested
Directors/Trustees

Charles W. Elliott    Director/     Indefinite*     Consultant, self-employed (July        36               None
c/o The Munder Funds  Trustee and   MFI- since      1995 to present); Senior Advisor to
480 Pierce Street     Chairman      2/95            the President, Western Michigan
Suite 300                           MFT- since      University (July 1995 through
Birmingham, MI 48009                11/89           December 1998).


------------------------------
*The Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and MFR, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which the Director/Trustee attains the age of 72 years.

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund
                                       Term of                                                Complex
Name,                    Position(s)   Office and      Principal Occupation(s)                Overseen          Other
Address                  with MFI,     Length of       During                                 by Director/      Directorships
and Age                  MFT and MFR   Time Served     Past 5 Years                           Trustee           Held by Director
John Rakolta, Jr.        Director/     Indefinite*     Chairman and Chief Executive           36                None
c/o The Munder Funds     Trustee and   MFI- since      Officer, Walbridge Aldinger
480 Pierce Street        Vice          2/93            Company (construction company)
Suite 300                Chairman      MFT- since      (1991 to present).
Birmingham, MI 48009                   4/95
Age 55.                                MFR- since
                                       11/96


David J. Brophy          Director/     Indefinite*     Professor of Finance, University of    36                Director,
1025 Martin Place        Trustee       MFI- since      Michigan-Business School (since                          DirectPlacement,
Ann Arbor, MI 48104                    5/93            August 1966).                                            Inc. (financial
Age 66.                                MFT- since                                                               technology
                                       4/95                                                                     company) (since
                                       MFR- since                                                               February 2002).
                                       11/96


Dr. Joseph E. Champagne  Director/     Indefinite*     Vice President, Macomb College          36               None
c/o The Munder Funds     Trustee       MFI- since      (since 2001); Dean, Macomb
480 Pierce Street                      2/95            College (since September 1997).
Suite 300                              MFT- since
Birmingham, MI 48009                   11/89
Age 64.                                MFR- since
                                       11/96


Thomas D. Eckert         Director/     Indefinite*     Director, President and Chief          36                None
c/o The Munder Funds     Trustee       MFI- since      Executive Officer, Capital
480 Pierce Street                      2/93            Automotive REIT (real estate
Suite 300                              MFT- since      investment trust specializing in
Birmingham, MI 48009                   4/95            retail automotive properties)(since
Age 55.                                MFR- since      October 1997);
                                       11/96           President, Mid-Atlantic
                                                       Region of Pulte Home Corporation
                                                       (developer of residential land and
                                                       construction of housing units)
                                                       (August 1983 to October 1997).

--------------------------
*The Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and MFR, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which the Director/Trustee attains the age of 72 years.

                                                                                        Number of
                                                                                        Portfolios in
                                                                                        Fund
                       Position(s)   Term of                                            Complex
Name,                  with MFI,     Office and     Principal Occupation(s)             Overseen         Other
Address                MFT and       Length of      During                              by Director/     Directorships
and Age                MFR           Time Served    Past 5 Years                        Trustee          Held by Director
Dr. Arthur T. Porter   Director/     Indefinite*    President and Chief Executive       36               None
3990 John R.           Trustee       MFI- since     Officer of the Detroit Medical
Detroit, MI 48201                    2/01           Center (March 1999 to present);
Age 46.                              MFT- since     Professor with Tenure and
                                     2/01           Chairman of Radiation Oncology
                                     MFR- since     of Wayne State University School
                                     2/01           of Medicine (March 1991 to March
                                                    1999).


Interested Director/Trustee

Michael T. Monahan+    Director/     Indefinite*    President of Monahan Enterprises,   36               None
3707 West Maple Rd.    Trustee       MFI- since     LLC (consulting company) (June
Suite 102                            8/00           1999 to present); Chairman of
Bloomfield Hills, MI 48301           MFT- since     Munder Capital Management
Age 63.                              8/00           (investment advisor)(October
                                     MFR- since     1999 to December 2000); Chief
                                     8/00           Executive Officer of Munder
                                                    Capital Management (October
                                                    1999 to December 1999); President
                                                    of Comerica Incorporated (bank
                                                    holding company) (June 1992 to
                                                    June 1999).

-----------------------------
*The Director/Trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and MFR, any Director/Trustee shall retire as Director/Trustee at the end of the calendar year in which the Director/Trustee attains the age of 72 years.
+Mr. Monahan is an "interested Director/Trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Fund's advisor.

                               Position(s)
Name,                          with MFI,     Term of Office
Address                        MFT and       and Length of
and Age                        MFR           Time Served         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Officers

James C. Robinson              President     through 2/03        Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street                            MFI- since 5/00     Management (investment advisor) (January 2000 to present); Chief
Suite 300                                    MFT- since 5/00     Investment Officer/Fixed Income of Munder Capital Management
Birmingham, MI 48009                         MFR- since 5/00     (January 1990 to January 2000).
Age 41.

Stephen J. Shenkenberg         Vice          through 2/03        General Counsel to Munder Capital Management (investment advisor)
480 Pierce Street              President     MFI- since 8/00     (July 2000 to present); Deputy General Counsel of Strong Capital
Suite 300                      and           MFT- since 8/00     Management, Inc. (investment advisor) (November 1996 to July
Birmingham, MI 48009           Secretary     MFR- since 8/00     2000).
Age 44.

Elyse G. Essick                Vice          through 2/03        Chief Marketing Officer of Munder Capital Management (investment
480 Pierce Street              President     MFI- since 4/95     advisor) (September 1988 to present).
Suite 300                                    MFT- since 4/95
Birmingham, MI 48009                         MFR- since 11/96
Age 44.


Peter K. Hoglund               Vice          through 2/03        Chief Administration Officer of Munder Capital Management
480 Pierce Street              President     MFI- since 2/01     (investment advisor) (May 2000 to present); Associate of Heartland
Suite 300                                    MFT- since 2/01     Industrial Partners (a private equity group) (October 1999 to May
Birmingham, MI 48009                         MFR- since 2/01     2000); Sr. Portfolio Manager of Munder Capital Management
Age 36.                                                          (January 1995 to October 1999).


Cherie Ugorowski               Treasurer     through 2/03        Controller of Munder Capital Management (investment advisor) (June
480 Pierce Street                            MFI- since 8/01     2001 to present); Corporate Accounting Manager, DaimlerChrysler
Suite 300                                    MFT- since 8/01     Corporation (automotive manufacturer) (September 1999 to June
Birmingham, MI 48009                         MFR- since 8/01     2001); Manager, Audit and Business Advisory Practice, Arthur
Age 34.                                                          Andersen LLP (September 1990 to September 1999).


David Rumph                    Assistant     through 2/03        Analyst of Munder Capital Management (investment advisor) (April
480 Pierce Street              Treasurer     MFI- since 8/01     2001 to present); Analyst, Controller's Group, Delphi Automotive
Suite 300                                    MFT- since 8/01     Corp. (automotive supplier) (June 1999 to April 2001); Manager,
Birmingham, MI 48009                         MFR- since 8/01     Mutual Fund Operations, Banc One (April 1997 to June 1999).
Age 31.


Bradford E. Smith              Assistant     through 2/03        Director of Mutual Fund Operations of Munder Capital Management
480 Pierce Street              Treasurer     MFI- since 5/00     (investment advisor) (March 2001 to present); Manager of Mutual
Suite 300                                    MFT- since 5/00     Fund Operations of Munder Capital Management (March 2000 to
Birmingham, MI 48009                         MFR- since 5/00     present); Administrator of Mutual Fund Operations of Munder Capital
Age 30.                                                          Management (August 1999 to February 2000); Assistant Vice
                                                                 President, Madison Mosaic, LLC (advisor to the Mosaic Funds)
                                                                 (September 1998 to July 1999); Assistant Director of Shareholder
                                                                 Service, Madison Mosaic, LLC (advisor to the Mosaic Funds) (April
                                                                 1997 to August 1998).

                               Position(s)
Name,                          with MFI,     Term of Office
Address                        MFT and       and Length of
and Age                        MFR           Time Served         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Melanie Mayo West              Assistant     through 2/03        Associate General Counsel of Munder Capital Management
480 Pierce Street              Secretary     MFI- since 2/02     (investment advisor) (November 2000 to present); Associate, Dykema
Suite 300                                    MFT- since 2/02     Gossett PLLC (law firm) (August 1998 to November 2000);
Birmingham, MI 48009                         MFR- since 2/02     Associate, Hertz, Schram & Saretsky, P.C. (law firm) (March 1998 to
Age 35.                                                          August 1998); Associate, Howard & Howard Attorneys, P.C. (law
                                                                 firm) (May 1995 to March 1998).

Mary Ann Shumaker              Assistant     through 2/03        Associate General Counsel of Munder Capital Management
480 Pierce Street              Secretary     MFI- since 8/99     (investment advisor)(March 1998 to present).
Suite 300                                    MFT- since 8/99
Birmingham, MI 48009                         MFR- since 8/99
Age 48.

     Standing Committees of the Board. The Funds have a standing Audit Committee presently consisting of Messrs. Eckert, Brophy, Porter and Rakolta. All are members of the Board and are currently non-interested persons (as defined in the 1940 Act) of the Funds. The principal functions of the Funds' Audit Committee is to recommend to the Board the appointment of the Funds' independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year of the Funds, the Audit Committee met two times.

     The Funds have a Nominating Committee. The Nominating Committee presently consists of Messrs. Brophy, Champagne, Eckert and Rakolta. There were no nominees to be considered so the Nominating Committee did not meet during the last fiscal year. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will not consider nominees recommended by shareholders.

     The Funds have a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consist of Messrs. Champagne, Monahan and Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding director compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Funds' management to review the ongoing adherence by the Funds to their applicable compliance guidelines and review reports and other information concerning the status of the Funds' compliance with applicable regulatory requirements and valuation procedures. The Board Process and Compliance Oversight Committee met four times during the last fiscal year.

     Management Ownership of the Funds. The following table sets forth, for each Director/Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds overseen by each Director/Trustee in the Fund complex as of December 31, 2001.

                                                             Aggregate Dollar Range of Equity Securities
                                                             in All Registered Investment Companies
                                   Dollar Range of Equity    Overseen by Director in Family of
                                   Securities in the Fund    Investment Companies
----------------------------------------------------------------------------------------------------
Non-Interested Directors

Charles W. Elliott                                           Over $100,000
    Cash Investment Fund           Over $100,000
    Tax-Free Money Market Fund     Over $100,000
    All other Funds of MFI,
    MFT and MFR                    none

    John Rakolta, Jr.
    Future Technology Fund         $1-$10,000


                                                                            Aggregate Dollar Range of Equity Securities
                                                                            in All Registered Investment Companies
                                               Dollar Range of Equity       Overseen by Director in Family of
                                               Securities in the Fund       Investment Companies
------------------------------------------------------------------------------------------------------------------------
    Index 500 Fund                             Over $100,000
    NetNet Fund                                $10,001-$50,000
    All other Funds of MFI, MFT and MFR        None
David J. Brophy                                                             $10,001-$50,000
    NetNet Fund                                $10,000-$50,000
    All other Funds of MFI, MFT and MFR        None
Joseph E. Champagne                                                         $10,001-$50,000
    Future Technology Fund                     $1-$10,000
    Micro-Cap Equity Fund                      $1-$10,000
    NetNet Fund                                $10,001-$50,000
    U.S. Government Income Fund                $10,001-$50,000
    All other Funds of MFI, MFT and MFR        None
Thomas D. Eckert                                                            $10,001-$50,000
    Healthcare Fund                            $1-$10,000
    Micro-Cap Equity Fund                      $1-$10,000
    Multi-Season Growth Fund                   $1-$10,000
    Small-Cap Value Fund                       $1-$10,000
    All other Funds of MFI, MFT and MFR        None
Arthur T. Porter                                                            None
    All Funds of MFI, MFT and MFR              None

Interested Director

Michael T. Monahan                                                          Over $100,000
    Cash Investment Fund                       $1-$10,000
    Multi-Season Growth Fund                   $10,001-$50,000
    Small Company Growth Fund                  $10,001-$50,000
    Small-Cap Value Fund                       $10,001-$50,000
    Tax-Free Money Market Fund                 Over $100,000
    All other Funds of MFI, MFT and MFR        None

     No officer, director or employee of the Advisor, the Sub-Advisor, Comerica, the Custodian, the Distributor, the Administrator, the Sub-Administrators or the Transfer Agent currently receives any compensation from MFI, MFT or MFR. As of September 25, 2002, the Trustees and officers of MFT, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the MFT; the Trustees and officers of MFR, as a group, owned less than 1% of all classes of outstanding shares of the Funds of MFR and the Directors and officers of MFI, as a group, owned less than 1% of all classes of outstanding shares of the Funds of MFI.

     Compensation. Trustees of MFT and MFR who are not employees of the Advisor or any of its affiliates and Directors of St. Clair and MFI who are not employees of the Advisor or any of its affiliates receive an aggregate annual retainer from St. Clair Funds, Inc. ("St. Clair"), MFI, MFT and MFR for service on those organizations' respective Boards of $68,000 (($90,000) for the Chairman). Trustees of The Munder @Vantage Fund ("@Vantage") who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer for each committee of $3,000 for such service. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Board of St. Clair, MFI, MFT and MFR adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each Director/Trustee who receives compensation from the Funds of St. Clair, MFI, MFT and MFR to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each Director/Trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Director/Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring Director/Trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of St. Clair, MFI, MFT and MFR to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A Director/Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a Director/Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

     The following table summarizes the compensation paid to the Directors/Trustees of St. Clair, MFI, MFT, MFR and @Vantage including committee fees for the twelve-month period ended June 30, 2002.

                                                  Compensation Table

------------------------------------------------------------------------------------------------------------------------
                                                                              Pension or                     Total
                                                                              Retirement                 Compensation
                                                                               Benefits     Estimated      from MFI,
                            Aggregate        Aggregate         Aggregate      Accrued as     Annual        MFT, MFR
                           Compensation     Compensation     Compensation      Part of      Benefits       and Fund
Name of                    from MFR (1)     from MFT (1)     from MFR (1)        Fund         upon       Complex Paid
Director/Trustee            (13 funds)       (14 funds)        (3 funds)       Expenses    Retirement   to Directors(1)
------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott           $29,817          $39,155           $4,732           None         None          $85,000
------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.            $25,742          $33,670           $4,082           None         None          $73,500
------------------------------------------------------------------------------------------------------------------------
David J. Brophy              $24,941          $32,591           $3,953           None         None          $71,250
------------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne          $25,359          $33,192           $4,022           None         None          $72,500
------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert             $25,742          $33,670           $4,082           None         None          $73,500
------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan           $23,972          $31,620           $3,818           None         None          $69,000
------------------------------------------------------------------------------------------------------------------------
Arthur T. Porter             $24,073          $31,519           $3,818           None         None          $69,000
------------------------------------------------------------------------------------------------------------------------
Thomas B. Bender (2)          $7,310           $8,682           $1,125           None         None          $19,000
------------------------------------------------------------------------------------------------------------------------

---------------
(1) There are five investment companies (St. Clair, MFI, MFT, MFR and @Vantage) and 37 funds in the Fund Complex. For the fiscal year ended June 30, 2002, each of Mr. Elliott, Mr. Eckert and Dr. Porter deferred a portion of his compensation pursuant to the deferred compensation plan described above. The total compensation from St. Clair, MFI, MFT, MFR and @Vantage deferred by the Directors was $61,500 for Mr. Elliott, $54,750 for Mr. Eckert and $51,000 for Dr. Porter.
(2)  Mr. Bender resigned as director in October 2001.

     Material Relationships of the Non-Interested Directors/Trustees. For the purposes of the statements below, the immediate family members of any person are a person's spouse, children residing in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

     As of December 31, 2001, none of the Non-Interested Directors/Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

     During the calendar years of 2000 and 2001, none of the Non-Interested Directors/Trustees, except for Messrs. Eckert and Rakolta, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

     Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2000 and 2001, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated. These lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.

     Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2000 and 2001, Walbridge had a stand-by line of credit with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated. This line of credit is a standard agreement that was negotiated at arm's-length and contains customary terms, conditions and interest rates.

     During the calendar years 2000 and 2001, none of the Non-Interested Directors/Trustees, nor any members of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "Fund-Related Party"): (i) the Funds, (ii) an officer of the Funds,
(iii) a related fund, (iv) an officer of any related fund, (v) the Advisor; (vi) any affiliate of the Advisor; or (vii) an officer of any such affiliate.

     During the calendar years 2000 and 2001, none of the Non-Interested Directors/Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

     None of the Funds' Directors/Trustees or officers has any arrangement with any other person pursuant to which the Director/Trustee or officer serve in that capacity. During the calendar years 2000 and 2001, none of the Non-Interested Directors/Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Fund, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Fund.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's and Framlington's Declaration of Trust, as amended, each provide that shareholders shall not be subject to any personal liability in connection with the assets of the Trust or Framlington for the acts or obligations of the Trust or Framlington, and that every note, bond, contract, order or other undertaking made by the Trust or Framlington shall contain a provision to the effect that the shareholders are not personally liable thereunder. Each Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. Each Declaration of Trust, as amended, also provides that the Trust and Framlington shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust or Framlington, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Framlington itself would be unable to meet its obligations.

     Each Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees, the Trust or Framlington shall look solely to the trust property for payment; that no Trustee of the Trust or Framlington shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust or Framlington; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, each Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust and Framlington to the same extent that Trustees are entitled to indemnification.

The last paragraph of the section entitled INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS-Investment Advisor and Sub-Advisor located on page 33 of the SAI is hereby supplemented with the following:

     As of the date of this SAI, the Board last approved the Advisory Agreements and Sub-Advisory Agreement on May 21, 2002. In determining whether it was appropriate to approve the Advisory Agreements and Sub-Advisory Agreement, the Board requested, and received from the Advisor and Sub-Advisor, information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Funds and by legal counsel to the Non-Interested Directors/Trustees with respect to its deliberations. In considering the Advisory Agreements and Sub-Advisory Agreement, the Board reviewed numerous factors with respect to the Funds. The Board first reviewed each Fund's investment performance during the year and for all relevant prior periods. Although investment performance was a factor in determining that the Advisory Agreements and Sub-Advisory Agreement should be continued, the following factors were also considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor and Sub-Advisor: (a) services provided under the Advisory Agreement and Sub-Advisory Agreement; (b) requirements of the Funds for the services provided by the Advisor and Sub-Advisor; (c) the quality of the services expected to be provided; (d) fees payable for the services; (e) total expenses of the Funds; (f) the Advisor's and Sub-Advisor's commitments to operating the Funds at competitive expense levels; (g) profitability of the Advisor with respect to its relationship with the Funds; (h) capabilities and financial condition of the Advisor and Sub-Advisor; (i) current economic and industry trends; and (j) historical relationship between the Funds, the Advisor and Sub-Advisor.

     Current management fees were also reviewed in the context of the Advisor's profitability. In addition, the Board reviewed an analysis prepared by an independent third-party comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds. Among other things, the Board considered the following factors in evaluating the continuation of the Advisory Agreements and Sub-Advisory Agreement: (a) the fairness and reasonableness of the investment advisory fee payable to the Advisor and Sub-Advisor under the Advisory Agreements and Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Advisor's relationship with the Funds, and the amount of the fees paid compared to fees paid by other investment companies; (b) the nature, quality and extent of the investment advisory services provided by the Advisor and Sub-Advisor, in light of the high quality services provided by the Advisor and Sub-Advisor in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives; (c) the Advisor's and Sub-Advisor's entrepreneurial commitment to the management of the Funds and the continuing creation of a broad-based family of funds, which could entail a substantial commitment of the Advisor's and Sub-Advisor's resources to the successful operation of the Funds; (d) the Advisor's and Sub-Advisor's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor and Sub-Advisor.

     Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that continuing the Advisory Agreements and Sub-Advisory Agreement was consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the Advisory Agreements and Sub-Advisory Agreement for an additional annual period on the basis of the foregoing review and discussions.

The last paragraph of the section entitled INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS-Distribution and Services Arrangements - Class A, Class B, Class C, Class II and Class K Shares located on page 39 of the SAI is hereby deleted and replaced with the following:

     The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class II shares are set forth in the tables below. Fee information is not provided for the Class B and Class C shares of the Cash Investment Fund because, as of the date of this statement of additional information, Class B and Class C shares had not yet commenced operations.

The following footnote (1) should be added to "Cash Investment Fund" on the table in the section entitled PERFORMANCE INFORMATION-Yield of the Money Market Funds located on page 53 of the SAI:

     (1) The Class B and Class C shares had not yet commenced operations as of the date of this Statement of Additional Information.

The sixth sentence of the section entitled ADDITIONAL INFORMATION CONCERNING SHARES located on page 66 of the SAI is hereby deleted and replaced with the following:

     The shares of each Fund (other than the Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares.

The eighth sentence of the section entitled ADDITIONAL INFORMATION CONCERNING SHARES located on page 66 of the SAI is hereby deleted and replaced with the following:

     The Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class A shares, Class K shares and Class Y shares.

The paragraph in the section entitled FINANCIAL STATEMENTS located on page 92 of the SAI is hereby supplemented with the following:

     The financial statements of the Cash Investment Fund of the Trust including the notes thereto, dated June 30, 2002 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Report of the Cash Investment Fund of the Trust dated as of June 30, 2002. The information under the caption "Financial Highlights" of the Cash Investment Fund for the period from July 1, 1997 through June 30, 2002, appearing in the related Prospectus dated October 31, 2001, as supplemented October 15, 2002 has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.